	STATEMENT TO CERTIFICATEHOLDERS

	Household Home Equity Loan Trust 2001-1
	Distribution Number	37
	Beginning Date of Collection Period	01-May-04
	End Date of Collection Period	31-May-04
	Distribution Date	21-Jun-04
	Previous Distribution Date	20-May-04

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds
	Available Distribution Amount	10,049,923.06
	Principal Collections	8,900,270.88
	Interest Collections (net of servicing fee)
	Collections of Interest (net of servicing fee and principal recoveries)
	Servicing Fee	90,013.35
	Principal recoveries	1,384.86
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	10,139,936.41
	Interest Paid to Certificates	183,295.38
	Principal Paid to Certificates	6,197,721.46
	Equity Certificate	3,668,906.22
	Servicing Fee	90,013.35

	Pool Balance
	Begin Principal Balance	216,032,036.25
	Principal Collections (including repurchases)
	Additional Principal Reduction Amount	350,059.65
	End Principal Balance	206,781,705.72

	Collateral Performance
	Cash Yield (% of beginning balance)	6.88%
	Charge off Rate (net of principal recoveries; % of beginning balance)
	Net Yield	4.94%

	Delinquent Loans
	30-59 days principal balance of loan	7,452,308.34
	30-59 days number of loans	91
	60-89 days principal balance of loan	2,940,755.34
	60-89 days number of loans	36
	90+ days principal balance of loan	12,605,199.18
	90+ days number of loans	166

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period
	Number of loans purchased or substituted pursuant to 2.04 during the period
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period
	Number of loans purchased or substituted pursuant to 3.01 during the period
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period
	Substitution Adjustment Amounts	-
	Number of HEL outstanding (BOP)	2,997
	Number of HEL outstanding (EOP)	2,898
	Principal balance of REO as of the end of the collection period
	Number of loans that went into REO during the collection period
	Principal balance of loans that went into REO during the collection period

	Overcollateralization
	Begin OC Amount	71,290,571.96
	OC Release Amount	3,052,609.07
	Extra Principal Distribution Amount	-
	End OC Amount	68,237,962.89

	Target OC Amount	68,237,962.89
	Interim OC Amount	71,290,571.96
	Interim OC Deficiency	-

	Monthly Excess Cashflow	616,297.15
	Principal Distribution Amount	5,847,661.81
	Principal Collections	8,900,270.88
	OC Release Amount	3,052,609.07

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Total Certificate Balance as Percent of Total Original Certificate Balance

	Interest Calculations
	1 month LIBOR	1.10000%
	Class A Formula Rate (1 mo Libor plus 29bps)
	Class A Pass-Through Rate	1.39000%
	Class M Formula Rate (1 mo Libor plus 55bps)
	Class M Pass-Through Rate	1.65000%
	Available Funds Cap	10.06150%

	Class A Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	8.896687
	2. Principal Distribution per $1,000	8.647164
	3. Interest Distribution per $1,000	0.249523

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	1.39000%
	2. Days in Accrual Period	32

	3. Class A Interest Due	154,996.25
	4. Class A Interest Paid	154,996.25

	5. Class A Interest Carry Forward Amount Paid
	6. Class A Supplemental Interest Amount Paid

	7. Class A Unpaid Interest Carry Forward Amount, EOP
	8. Class A Unpaid Supplemental Interest Amount, EOP

	C. Calculation of Class A Principal Due & Paid
	1. Class A Principal Balance, BOP	125,446,602.36
	2. Class A Principal Due	5,371,358.60
	3. Class A Principal Paid	5,371,358.60
	4. Class A Principal Carry Forward Amount Paid
	5. Class A Unpaid Principal Carry Forward Amount
	6. Class A Principal Balance, EOP	120,075,243.76

	7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
	8. Class A Certificate Balance as a % of the Pool Balance, EOP

	Class M Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	8.943721
	2. Principal Distribution per $1,000	8.647581
	3. Interest Distribution per $1,000	0.296140

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	1.65000%
	2. Days in Accrual Period	32

	3. Class M Interest Due	28,299.13
	4. Class M Interest Paid	28,299.13

	5. Class M Interest Carry Forward Amount Paid
	6. Class M Supplemental Interest Amount Paid

	7. Class M Unpaid Interest Carry Forward Amount, EOP
	8. Class M Unpaid Supplemental Interest Amount, EOP

	C. Calculation of Class M Principal Due & Paid
	1. Class M Principal Balance, BOP	19,294,861.93
	2. Class M Principal Due	826,362.86
	3. Class M Principal Paid	826,362.86
	4. Class M Principal Carry Forward Amount Paid
	5. Class M Unpaid Principal Carry Forward Amount
	6. Class M Principal Balance, EOP	18,468,499.07

	7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
	8. Class M Certificate Balance as a % of the Pool Balance, EOP

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2001-1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Servicer ( the "Servicer" ), pursuant to a Pooling and Servicing
Agreement dated as of May 1, 2001 (the "Pooling and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, the Servicer, and
JPMorgan Chase Bank (as successor to Bank One, National Association) as Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on June 21, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

	IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
	Certificate the 18th day of June, 2004.

	HOUSEHOLD FINANCE CORPORATION
	as Servicer

	By: /s/ Steven H. Smith
	Title: Servicing Officer